Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model (Details) - USD ($)	Jun. 30, 2018	Dec. 31, 2017	Jun. 30, 2017	Jun. 30, 2016
Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model
Estimated Dividends	$ 0	$ 0	$ 0	$ 0
Expected Volatility	161.60%	165.00%	114.00%	45.00%
Risk Free Interest Rate	1.925%	1.39%	8.40%	1.20%
Expected Term in years Minimum	0.1	.1	1	1
Expected Term in years Maximum	4.3	4.8	2.0	5.5